UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2016

Sarepta Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14895	93-0797222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 First Street

Suite 415

Cambridge, MA 02142

(Address of principal executive offices, including zip code)

(617) 274-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Sarepta Therapeutics, Inc. (the “Company”) Annual Meeting held on June 27, 2016 (the “Annual Meeting”) and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter. As of the record date for the Annual Meeting, May 6, 2016, there were 45,771,906 shares of common stock issued and outstanding. There were 37,376,244 shares of common stock present and entitled to vote at the Annual Meeting in person or by proxy, which represented 81.66% of the voting power of the shares of common stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business.

The proposals voted upon and voting results for these proposals at the Annual Meeting were as follows:

Proposal 1: Election of Group I Director

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Hans Wigzell, M.D., Ph.D.	16,412,541	233,851	48,034	20,681,818

Pursuant to the foregoing votes, the Director nominee listed above was elected to serve as a Group I Director on the Company’s Board of Directors to hold office until the Company’s 2018 annual meeting of stockholders, or until his successor is earlier elected. There were no additional director nominations brought before the meeting.

Proposal 2: Advisory Vote on 2015 Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
14,255,883	2,341,664	96,879	20,681,818

Pursuant to the foregoing votes, the 2015 executive compensation was approved on an advisory basis.

Proposal 3: Amendment and Restatement to the Amended and Restated 2011 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
13,117,399	3,469,577	107,450	20,681,818

Pursuant to the foregoing votes, the proposed amendment and restatement to our Amended and Restated 2011 Equity Incentive Plan (the “Restated Plan”) to increase the number of shares underlying the awards that the Company may grant under the Restated Plan by 1,300,000 shares to 7,536,903 shares (plus the number of shares subject to outstanding awards under the 2002 Equity Incentive Plan that expire or otherwise terminate without having been exercised in full, or are forfeited to or repurchased by us, up to a maximum of 121,325 shares) was approved.

Proposal 4: Amendment and Restatement to the 2013 Employee Stock Purchase Plan

For	Against	Abstain	Broker Non-Votes
15,651,048	958,753	84,625	20,681,818

Pursuant to the foregoing votes, the proposed amendment and restatement to the Company’s 2013 Employee Stock Purchase Plan (the “2013 ESPP”) to increase the number of shares of common stock authorized for issuance under the 2013 ESPP by 350,000 to 600,00 shares, was approved.

Proposal 5: Ratification of KPMG as the Company’s Independent Registered Public Accounting Firm

For	Against	Abstain
37,133,248	145,647	97,349

Pursuant to the foregoing votes, the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016 was ratified and approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sarepta Therapeutics, Inc.

By:	/s/ Edward M. Kaye, M.D.
Edward M. Kaye, M.D. Interim Chief Executive Officer, Senior Vice President and Chief Medical Officer

Date: June 28, 2016